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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                  ___________________________________________



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  September 19, 1995
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                           Community Bankshares, Inc.
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               (Exact Name of Registrant as Specified in Charter)

      New Hampshire                  0-14620                  02-0394439
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(State or other jurisdic-          (Commission              (IRS Employer
 tion of incorporation)            File Number)         Identification Number)


              43 North Main Street, Concord, New Hampshire  03301
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              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (603) 224-1100
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                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 8.  Change in Fiscal Year.

     On September 19, 1995, the Board of Directors of Community Bankshares, Inc. (the "Company") voted to change to a December 31 fiscal year end. The Company's most recent fiscal year end was June 30, 1995. A report on Form 10-K covering the six months ended December 31, 1995 (the transition period) will be filed in accordance with the SEC's filing requirements.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       COMMUNITY BANKSHARES, INC.


                                       By:   /s/ Douglas Crichfield
                                           -------------------------------------
                                           Douglas Crichfield
                                           President and Chief Executive Officer